RX FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JUNE 9, 2016
TO THE
SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016

RX TACTICAL ROTATION FUND (TICKERS: FMARX, RXTAX, FMLAX)

 (the “Fund”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS LISTED ABOVE.

In the sub-section “Portfolio Management” under the section entitled Management, the table is deleted and replaced as follows:

Portfolio Manager’s Name	Primary Titles	Firm	Managed the Fund Since
Corey Hoffstein	Chief Investment Officer and Portfolio Manager	Newfound	2015
Justin Sibears	Portfolio Manager	Newfound	2015
Charles McNally	Chief Portfolio Strategist	RiskX Investments	2016

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE